UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2007

Carter’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium, 1170 Peachtree Street NE, Suite 900 Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 745-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 10, 2007, William J. Montgoris was elected to the Board of Directors of Carter’s, Inc. and appointed to serve on its Audit Committee.

In addition to other arrangements, Carter’s, Inc. compensates its Directors with a one-time grant of restricted common stock valued at $100,000 and an annual grant of common stock valued at $90,000.  Accordingly, on August 10, 2007, Mr. Montgoris was granted 4,583 shares of restricted common stock and 2,062 shares of common stock of Carter’s, Inc.  Mr. Montgoris’s annual common stock grant was pro-rated to reflect his service as a Director in 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2007

CARTER’S, INC.

	By:	/s/ MICHAEL D. CASEY
	Name:	Michael D. Casey
	Title:	Executive Vice President and
Chief Financial Officer